UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 30, 2005

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of a Material Definitive Agreement

Our wholly owned subsidiary, Washington Group International, Inc., an Ohio corporation (“WGI-Ohio”), entered into a Termination Agreement with British Nuclear Fuels plc (“BNFL”) and BNFL USA Group Inc. (“BNFL-USA”), dated as of December 31, 2005 (the “Termination Agreement”), to terminate the Second Amended and Restated Consortium Agreement dated as of July 31, 2004 (the “Consortium Agreement”), the Security Agreement dated as of July 31, 2004 (the “Security Agreement”), the Intercreditor Agreement dated as of July 31, 2004 (the “Intercreditor Agreement”), the Service Agreement effective July 31, 2004 (the “Service Agreement”), and certain other agreements and instruments entered into in connection with the Consortium Agreement (collectively with the Consortium Agreement, the Security Agreement, the Intercreditor Agreement and the Service Agreement, the “Terminated Agreements”).

Under the terms of the Termination Agreement, WGI-Ohio paid BNFL-USA $36.2 million in cash, which represents the acceleration and payment of all amounts due or to become due under the Consortium Agreement. Under the Consortium Agreement, WGI-Ohio had agreed to pay BNFL-USA 40 percent of the profits from the existing legacy contracts of Westinghouse Government Services Company (“WGS”) and Westinghouse Government Environmental Services Company (“WGES”), 40 percent of the profits on future WGI-Ohio contracts at certain U.S. Department of Energy sites and one Department of Defense operation, and 10 percent of the profits from all other contracts WGI-Ohio holds with Department of Energy sites through September 30, 2012.

In addition, the Termination Agreement terminated all rights and responsibilities that each party had under the Terminated Agreements (while preserving WGI-Ohio’s right, title and interest in and to the contracts, employees, businesses and all other assets of WGS and WGES) and operated as a mutual release of claims for WGI-Ohio and BNFL-USA.

For additional information regarding the Termination Agreement, see the news release issued by us on December 29, 2005, a copy of which is included in this current report on Form 8-K as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Washington Group International, Inc. news release, dated December 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

	By:	/s/ Craig G. Taylor
	Name:	Craig G. Taylor
	Title:	Corporate Secretary

Dated: December 30, 2005